Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 29 to Registration Statement No. 811-21162 on Form N-1A of our report dated November 25, 2009, relating to the financial statements and financial highlights of BlackRock Core Principal Protected Fund of BlackRock Principal Protected Trust (the “Fund”), appearing in the Annual Report on Form N-CSR of the Fund for the year ended September 30, 2009, and of our report dated November 25, 2009, relating to the financial statements and financial highlights of Master Large Cap Core Portfolio of Master Large Cap Series LLC (the “Master LLC”) included in the Annual Report on Form N-CSR of the Fund for the year ended September 30, 2009. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Financial Statements” in Part B of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
January 27, 2010